Exhibit 99.1

EXECUTION VERSION

SECOND AMENDMENT AND LIMITED WAIVER

TO CREDIT AGREEMENT

This SECOND AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this “Amendment”) is dated as of July 25, 2013 and entered into by and among UNITEK GLOBAL SERVICES INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, constituting Required Lenders, CERBERUS BUSINESS FINANCE, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”, as successor in interest to FBR Capital Markets LT, Inc. (“FBR”)), and the Credit Support Parties (as defined in Section 6 hereof), and is made with reference to that certain Credit Agreement dated as of April 15, 2011, as amended by that First Amendment dated as of September 14, 2012 (as so amended and as otherwise amended, supplemented or modified prior to the date hereof the “Credit Agreement”), by and among the Borrower, the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”) and FBR, in its capacities as documentation agent, syndication agent and administrative agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, certain Lenders entered into that certain Forbearance Agreement dated as of June 7, 2013, as amended by that certain Amendment to Forbearance Agreement, dated as of July 17, 2013 (the “Forbearance Amendment”), with the Loan Parties and the Administrative Agent (as amended, the “Forbearance Agreement”);

WHEREAS, in connection with the Forbearance Amendment, the Borrower, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to (i) increase the interest rate applicable to the Loans, (ii) amend certain affirmative and negative covenants and (iii) make certain other amendments as set forth below; and

WHEREAS, in connection with the amendments set forth herein, the Loan Parties, the Administrative Agent and the Lenders party hereto desire to waive the “Known Defaults,” as described in the Forbearance Agreement and as set forth on Annex A hereto (the “Known Defaults”), on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.                                          AMENDMENTS TO THE CREDIT AGREEMENT

1.1                               Amendments to Article 1: Definitions.

A.                                    Section 1.1 Defined Terms of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“Consolidated Capital Expenditures” means, for any period, the aggregate amount of Capital Expenditures for the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, excluding assets subject to Capital Lease Obligations.

“DIRECTV Letter” means that certain Termination Notice Withdrawal Agreement from DIRECTV, LLC, dated as of May 16, 2013, providing for, among other things, the automatic withdrawal of the notice of termination of the DIRECTV/DirectSat Contract, upon the satisfaction of certain conditions set forth therein.

“PIK” and “PIK Interest” have the meaning given to such terms in Section 2.9(d).

“Pinnacle Acquisition” means that certain asset acquisition by one or more of the Loan Parties pursuant to that certain Asset Purchase Agreement dated as of March 30, 2011 between the Borrower as buyer and Pinnacle Wireless, Inc. and certain others as sellers.

“Second Amendment” means that certain Second Amendment and Limited Waiver to Credit Agreement dated as of July 25, 2013, by and among the Borrower, the Credit Support Parties as defined therein, the Lenders party thereto and Cerberus Business Finance, LLC, in its capacity as the Administrative Agent (as successor in interest to FBR Capital Markets LT, Inc. in its capacity as the prior administrative agent under this Agreement).

“Second Amendment Effective Date” has the meaning given to such term in Section 3 of the Second Amendment.

“Warrants” means each of the Warrants issued to the Lenders by the Borrower on the Second Amendment Effective Date exercisable for 19.99% of the Borrower’s common stock, in the aggregate.

B.                                    Section 1.1 Defined Terms of the Credit Agreement is hereby amended by amending and restating the definition of “ABL Agent” in its entirety as follows:

‘“ABL Agent”:  Apollo Investment Corporation, in its capacity as the “Agent” under the ABL Documents, together with its successors and assigns in such capacity including any and all successor “Agent(s)” appointed in accordance with the ABL Credit Agreement; provided that, upon and after any permitted refinancing of the ABL Indebtedness with Permitted Refinancing Indebtedness, the term “ABL Agent” shall mean, collectively (if applicable), the administrative and collateral agent(s) and/or lender representative(s) under such Permitted Refinancing Indebtedness (together with their successors and assigns in such capacity).”

C.                                    Section 1.1 Defined Terms of the Credit Agreement is hereby amended by replacing the two definitions of “ABL Credit Agreement” therein with the following one definition instead:

‘“ABL Credit Agreement”:  the Revolving Credit and Security Agreement, dated as of July 10, 2013, by and among the Borrower, each of the other Loan Parties party thereto in their capacity as “Borrowers” thereunder, the lenders from time to time party thereto and Apollo Investment Corporation, as administrative agent, as amended by that [First Amendment to Revolving Credit and Security Agreement] dated July [    ], 2013 and  as the same may further be amended, modified, supplemented, restated or replaced from time to time in accordance with this Agreement; provided that upon and after any permitted refinancing of the ABL Indebtedness with Permitted Refinancing Indebtedness, the term “ABL Credit Agreement” shall mean the credit agreement for such Permitted Refinancing Indebtedness (as it may be amended, modified, supplemented, restated or replaced from time to time in accordance with this Agreement).”

D.                                    Section 1.1 Defined Terms of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Margin” in its entirety as follows:

““Applicable Margin” (a) for each Type of Loan (including Incremental Term Loans outstanding on the Second Amendment Effective Date but excluding Incremental Term Loans extended thereafter), the rate per annum set forth under the relevant column heading below:

	ABR Loans	Eurodollar Loans
Loans outstanding on the Second Amendment Effective Date	12.50% (comprised of 8.50% cash pay interest and 4.0% PIK Interest)	13.50% (comprised of 9.50% cash pay interest and 4.0% PIK Interest)

(b) for Incremental Term Loans extended after the Second Amendment Effective Date, such per annum rate as shall be agreed to by the Borrower and the applicable Incremental Term Lenders, as shown in the applicable Increased Facility Activation Notice.”

E.                                    Section 1.1 Defined Terms of the Credit Agreement is hereby amended by amending the definition of “Consolidated EBITDA” as follows:

(i) by replacing the “and” immediately before clause (g) with a comma;

(ii) by amending and restating clause (g) in its entirety as follows:

“(g) any non-cash impairment charges,”

(iii) by renumbering current clause (h) as new clause “(k)”; and

(iv) by inserting new clauses (h) through (j) as follows:

“(h) any non-cash expenses based upon any write-off of contingent consideration related to the Pinnacle Acquisition, (i) any costs and expenses incurred in the 2013 fiscal year in connection with the restatement of the Borrower’s financial statements and refinancing, (j) any restructuring related costs and expenses incurred in the 2012 fiscal year not exceeding $8,500,000 and any such costs and expenses not exceeding $6,000,000 in any fiscal year thereafter and”

F.                                     Section 1.1 Defined Terms of the Credit Agreement is hereby amended by amending and restating the definition of “Consolidated Fixed Charges” as follows:

““Consolidated Fixed Charges”: for any period, the sum (without duplication) of (a) Consolidated Interest Expense for such period, (b) Consolidated Lease Expense for such period (other than amounts constituting Consolidated Lease Expense which are included for such period pursuant to clause (a) or (d)), (c) taxes on income payable in cash, as determined for the Borrower and its Subsidiaries on a consolidated basis for such period, and (d) scheduled payments made during such period on account of principal of Indebtedness of the Borrower or any of its Subsidiaries (including scheduled principal payments in respect of the Term Loans and payments of ABL Loans accompanying scheduled reductions of the commitments under the ABL Credit Agreement but excluding any payment arising under the Asset Purchase Agreement, dated as of September 24, 2012, among the Borrower, certain subsidiaries of the Borrower, Skylink, LTD. and Mr. John Larbus).”

G.                                   Section 1.1 Defined Terms of the Credit Agreement is hereby amended by amending the definition of “ECF Percentage” by replacing the reference to “50%” therein with “75%” instead, and replacing the reference to “25%” therein with “50%” instead.

H.                                   Section 1.1 Defined Terms of the Credit Agreement is hereby amended by amending the definition of “Eurodollar Rate” by inserting immediately below the formula set forth therein the following sentence: “Notwithstanding any provision to the contrary in this Agreement, the Eurodollar Rate shall at no time be less than 1.50% per annum.”

I.                                        Section 1.1 Defined Terms of the Credit Agreement is hereby amended by amending the definition of “Excess Cash Flow” as follows:

(i) by deleting the “and” immediately before clause (a)(iv) therein;

(ii) by inserting immediately after clause (a)(iv) therein and immediately before “over” the following new clause (a)(v): “and (v) the amount, if any, by which the aggregate cash collateral securing letters of credit outstanding as of the end of such fiscal year is less than the aggregate cash collateral securing letters of credit outstanding as of the end of the immediately preceding fiscal year”;

(iii) by replacing the “and” immediately before clause (b)(vii) therein with a comma instead;

(iv) by inserting immediately after clause (b)(vii) therein the following new clause (b)(viii): “and (viii) the amount, if any, by which the aggregate cash collateral securing letters of credit outstanding as of the end of such fiscal year is greater than the aggregate cash collateral securing letters of credit outstanding as of the end of the immediately preceding fiscal year; and

(v) by inserting immediately at the end of such definition the following:

“The Borrower shall calculate all amounts used in the determination of “Excess Cash Flow” (including, but not limited to, the calculation of accounts payable) in a manner consistent with past periods.”

J.                                      Section 1.1 Defined Terms of the Credit Agreement is hereby amended by amending and restating the definition of “Interest Payment Date” in its entirety as follows:

““Interest Payment Date”:  as to any ABR Loan or any Eurodollar Loan (notwithstanding the Interest Period for any such Loan), the last Business Day of each calendar month to occur while such Loan is outstanding,  the final maturity date of such Loan and the date of any repayment or prepayment made in respect of such Loan.”

K.                                   Section 1.1 Defined Terms of the Credit Agreement is hereby amended by deleting the definition of “Permitted Earn-Out Obligations” in its entirety.

1.2                               Amendments to Article 2: Amount and Terms of Commitments.

A.                                    Section 2.6 Mandatory Prepayments and Commitment Reductions of the Credit Agreement is hereby amended by amending clause (b) therein by replacing in its entirety subclause (i) of such clause with the following:

“(i) the aggregate Net Cash Proceeds of Asset Sales and Recovery Events that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed, (A) prior to the Second Amendment Effective Date, $250,000 in any fiscal year of the Borrower and (B) from and after the Second Amendment Effective Date, $250,000 in the aggregate”

B.                                    Section 2.6: Mandatory Prepayments and Commitment Reductions of the Credit Agreement is hereby amended by amending clause (c) therein by replacing in its entirety the last sentence in such subsection with the following:

“Notwithstanding the foregoing, in the event that, after giving effect to any mandatory prepayment of the Loans on any Excess Cash Flow Application Date the Borrower would have Undrawn Availability (as defined in the ABL Credit Agreement, as in effect on the Second Amendment Effective Date) or five-day average Undrawn Availability of less than (a) with respect to the 2013 fiscal year, the minimum Undrawn Availability required by the DIRECTV Letter and (b) for each fiscal year thereafter, $5,000,000, then the maximum amount of the prepayment of the Loans which the Borrower shall be permitted to make on such Excess Cash Flow Application Date shall not exceed the maximum amount which, if paid by the Borrower, would leave the Borrower with an Undrawn Availability of (x) with respect to the 2013 fiscal year, the minimum Undrawn Availability required by the DIRECTV Letter and (y) for each fiscal year thereafter, $5,000,000.”

C.                                    Section 2.9 Interest Rates and Payment Dates of the Credit Agreement is hereby amended by amending and restating clause (d) as follows:

“(d)                           From and after the Second Amendment Effective Date, the Applicable Margin for each Eurodollar Loan and ABR Loan (including any Incremental Term Loans outstanding on the Second Amendment Effective Date), shall include a portion of such Applicable Margin (the “PIK Interest”) to be paid-in-kind (“PIK”) in addition to the portion of the Applicable Margin and the ABR or Eurodollar Rate to be paid in cash.  PIK Interest due on any Loan shall be capitalized and PIK by being added to the outstanding principal balance of such Loan on each Interest Payment Date, commencing with the first Interest Payment Date following the Second Amendment Effective Date. All interest payable hereunder, including without limitation, PIK Interest, shall be payable in arrears on each Interest Payment Date; provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.”

D.                                    Section 2.18: Incremental Facilities of the Credit Agreement is hereby amended by replacing in its entirety the proviso in the second clause (i) of such Section with the following:

“provided that, from and after the Second Amendment Effective Date, any such borrowings shall require the consent of the Required Lenders, in their sole and absolute discretion”

1.3                               Amendments to Article 5: Affirmative Covenants.

A.                                    Section 5.1 Financial Statements of the Credit Agreement is hereby amended by amending and restating clause (a) therein in its entirety as follows:

“(a)  as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (or, only with respect to the 2012 fiscal year of the Borrower, within 30 days of the Second Amendment Effective Date), a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception (other than with respect to the 2012 fiscal year of the Borrower but solely to the extent such qualification or exception shall not constitute a default under any ABL Document or any other material contract of any Loan Party), or qualification arising out of the scope of the audit, by Ernst & Young LLP or other independent certified public accountants of nationally recognized standing;”

B.                                    Section 5.1 Financial Statements of the Credit Agreement is hereby amended by amending clause (b) therein by inserting immediately after the phrase “of each fiscal year of the Borrower” therein the following parenthetical:

“(or, only with respect to the first and second fiscal quarters of the 2013 fiscal year of the Borrower, within 45 days of the Second Amendment Effective Date)”

C.                                    Section 5.2 Certificates; Other Information of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (i) therein, replacing the period at the end of clause (j) therein with a semi-colon and inserting therein immediately after clause (j) the following new clauses (k), (l) and (m):

“(k)                           on or about the 15th of every month, commencing with August 2013, the Borrower shall hold a monthly update and status call (and shall have provided reasonable notice thereof) with its management, the Administrative Agent and the Lenders;

(l)                                     after the Second Amendment Effective Date, on the second Business Day of each week, delivery to the Administrative Agent (for distribution to the Lenders) of a rolling 13-week consolidated cash flow forecast of the Borrower and its Subsidiaries, until such time as the Consolidated Leverage Ratio (calculated on the last day of the fiscal year) is not greater than 2.50 to 1.0; and

(m)                             within five days of any meeting of the board of directors of the Borrower, delivery to the Administrative Agent (for distribution to the Lenders) of copies of the board of directors packages for such meeting (with any necessary redactions to protect privileged information and the exclusion of any information for which there may be a conflict of interest between the Borrower and the Lenders).”

D.                                    Section 5.11 Ratings of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“5.11.               Ratings.  Within the earlier of (a) 60 days after the issuance of the audited financial statements for the 2012 fiscal year of the Borrower as required by Section 5.1(a) herein and (b) 180 days after the Second Amendment Effective Date, use commercially reasonable efforts to receive and thereafter maintain at all times monitored public ratings of the Facilities by Moody’s and a corporate family rating for the Borrower from Moody’s.”

E.                                    Article 5 Affirmative Covenants of the Credit Agreement is hereby amended by inserting immediately after the end of Section 5.12 therein, new Section 5.13 as follows:

“5.13.               Post-Second Amendment Obligations.  On or prior to July 31, 2013, the Administrative Agent (for distribution to the Lenders) shall have received written evidence from DIRECTV, Inc. confirming the satisfaction of all of the conditions in the DIRECTV Letter providing for the automatic withdrawal of the notice of termination of the DIRECTV/DirectSat Contract and that the rescission of such notice of termination is effective immediately.”

1.4                               Amendments to Section 6: Negative Covenants.

A.                                    Section 6.1 Financial Condition Covenants of the Credit Agreement is hereby amended by amending and restating such subsection in its entirety as follows:

“6.1                         Financial Condition Covenants.  (a) Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter	Consolidated Leverage Ratio
June 30, 2011	4.75:1.00
September 30, 2011	4.50:1.00
December 31, 2011	4.25:1.00
March 31, 2012	4.00:1.00
June 30, 2012	3.75:1.00
September 30, 2012	3.50:1.00
December 31, 2012	3.50:1.00
March 31, 2013	3.50:1.00
June 30, 2013	3.25:1.00
September 30, 2013	5.65:1.00
December 31, 2013	4.90:1.00
March 31, 2014	4.87:1.00
June 30, 2014	4.26:1.00
September 30, 2014	4.11:1.00
December 31, 2014	3.94:1.00
March 31, 2015	3.96:1.00
June 30, 2015	3.28:1.00
September 30, 2015	3.08:1.00
December 31, 2015	3.11:1.00
March 31, 2016	3.20:1.00
June 30, 2016	2.51:1.00
September 30, 2016	2.41:1.00
December 31, 2016	2.38:1.00
March 31, 2017	2.45:1.00
June 30, 2017	1.77:1.00
September 30, 2017	1.68:1.00
December 31, 2017 and	1.65:1.00
each fiscal quarter thereafter

(b)                                 Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower to be less than (i) 1.10:1.00 for any such period ending in 2011, (ii) 1.20:1.00 for any such period ending in 2012 through the day prior to the Second Amendment

Effective Date and (iii) for any such period ending on and after the Second Amendment Effective Date the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter	Fixed Charge Coverage Ratio
September 30, 2013	1.29:1.00
December 31, 2013	1.32:1.00
March 31, 2014	1.25:1.00
June 30, 2014	1.31:1.00
September 30, 2014	1.32:1.00
December 31, 2014	1.38:1.00
March 31, 2015	1.46:1.00
June 30, 2015	1.55:1.00
September 30, 2015	1.68:1.00
December 31, 2015	1.76:1.00
March 31, 2016	1.84:1.00
June 30, 2016	1.94:1.00
September 30, 2016	2.10:1.00
December 31, 2016	2.22:1.00
March 31, 2017	2.31:1.00
June 30, 2017	2.44:1.00
September 30, 2017	2.65:1.00
December 31, 2017 and	2.82:1.00”
each fiscal quarter thereafter

B.                                    Section 6.2 Indebtedness of the Credit Agreement is hereby amended by amending and restating clause (d) therein as follows:

“(d) (i) prior to the Second Amendment Effective Date, Indebtedness outstanding on the Closing Date and disclosed in writing to the Administrative Agent and Lenders on or prior to the Closing Date and (ii) on after the Second Amendment Effective Date, Indebtedness outstanding on the Second Amendment Effective Date and described on Schedule 6.2(d), and, in each case, any Permitted Refinancing Indebtedness in respect thereof.”

C.                                    Section 6.2 Indebtedness of the Credit Agreement is hereby amended by amending and restating clause (e) therein as follows:

“(e)                            Indebtedness (including, without limitation, Capital Lease Obligations) created after the Closing Date, secured by Liens permitted by Section 6.3(g) in an aggregate principal amount not to exceed (i) $15,000,000 less (ii) the amount of any outstanding Indebtedness consisting of Capital Lease Obligations described on Schedule 6.2(d) and any Permitted Refinancing Indebtedness in respect thereof;”

D.                                    Section 6.2 Indebtedness of the Credit Agreement is hereby amended by amending clause (h) therein by amending and restating subclause (i) therein as follows:

“(i) the aggregate principal amount of all such Indebtedness does not exceed (A) at the time of such acquisition occurring prior to the Second Amendment Effective Date, $5,000,000 at any one time outstanding, as further described on Schedule 6.2(d), and (B) at the time of such acquisition occurring on and after the Second Amendment Effective Date, $0.00 at any one time outstanding,”

E.                                    Section 6.2 Indebtedness of the Credit Agreement is hereby amended by amending and restating clause (o) therein in its entirety as follows:

“(o)                           Intentionally omitted;”

F.                                     Section 6.2 Indebtedness of the Credit Agreement is hereby amended by amending and restating clause (p) therein in its entirety as follows:

“(p)                           Subordinated Debt (i) incurred prior to the Second Amendment Effective Date in connection with Permitted Acquisitions in an aggregate outstanding principal amount not to exceed $5,000,000, as further described on Schedule 6.2(d) and (ii) incurred on or after the Second Amendment Effective Date in connection with Permitted Acquisitions in an aggregate outstanding principal amount not to exceed $0.00;”

G.                                   Section 6.3 Liens of the Credit Agreement is hereby amended by amending and restating clause (f) therein in its entirety as follows:

“(f)                             (i) prior to the Second Amendment Effective Date, Liens in existence on the Closing Date and disclosed in writing to the Administrative Agent and the Lenders on or prior to the Closing Date and (ii) on and after the Second Amendment Effective Date, Liens in existence on the Second Amendment Effective Date described on Schedule 6.3(f), and, in each case, (x) any Liens securing Indebtedness permitted by Section 6.2(d); provided that no such Lien is spread to cover any additional property at any time after the Closing Date and that the amount of Indebtedness secured thereby is not increased and (y) any Liens securing any Permitted Refinancing Indebtedness in respect of such Indebtedness; provided that no such Lien is spread to cover any additional property;”

H.                                   Section 6.3 Liens of the Credit Agreement is hereby amended by amending and restating clause (q) therein in its entirety as follows:

“(q)                           Intentionally omitted; and”

I.                                        Section 6.5 Disposition of Property of the Credit Agreement is hereby amended by amending and restating clause (f) therein in its entirety as follows:

“(f)                             a Disposition of cash and Cash Equivalents in exchange for cash or Cash Equivalents in an amount equal to the fair market value of such cash or Cash Equivalents on the date of Disposition;”

J.                                      Section 6.5 Disposition of Property of the Credit Agreement is hereby amended by amending and restating clause (n) therein in its entirety as follows:

“(n)                           subject to Section 2.6(b), so long as no Event of Default shall have occurred and be continuing, or would result from such Disposition, the Disposition for cash consideration of other property having a fair market value not to exceed $5,000,000 in the aggregate for any fiscal year of the Borrower.”

K.                                   Section 6.6  Restricted Payments of the Credit Agreement is hereby amended by amending and restating  the proviso in clause (b) therein in its entirety as follows:

“provided that the aggregate amount of payments under this paragraph (b) in any fiscal year (net of any proceeds received by the Borrower after the date hereof in connection with resales of any common stock or common stock options so purchased) shall not exceed $1,000,000; provided further, after giving effect to any such purchase, the Borrower shall also have an aggregate amount of not less than $10,000,000 in cash plus Undrawn Availability under, and as defined in, the ABL Credit Agreement; and”

L.                                    Section 6.7  Investments of the Credit Agreement is hereby amended by amending and restating clause (g) therein in its entirety as follows:

“(g)                            Permitted Acquisitions, only to the extent made prior to the Second Amendment Effective Date and described on Schedule 6.7(m);”

M.                                 Section 6.7  Investments of the Credit Agreement is hereby amended by amending and restating clause (i) therein in its entirety as follows:

“(i)                               Intentionally omitted;”

N.                                    Section 6.7  Investments of the Credit Agreement is hereby amended by amending and restating clause (l) therein in its entirety as follows:

“(l)                               on and after the Second Amendment Effective Date, Investments in Subsidiaries which are not Loan Parties in an aggregate amount (valued at cost) not to exceed $750,000 at any time outstanding;”

O.                                   Section 6.7  Investments of the Credit Agreement is hereby amended by amending and restating clause (m) therein in its entirety as follows:

“(m)                       (i) prior to the Second Amendment Effective Date, Investments existing on the Closing Date and disclosed in writing to the Administrative Agent and the Lenders on or prior to the Closing Date and (ii) on and after the Second Amendment Effective Date, Investments existing on the Second Amendment Effective Date and described on Schedule 6.7(m), in each case, with any modifications, replacements, renewals or extensions thereof; provided that the amount of the original Investment is not increased except by the terms of such Investment or as otherwise permitted by this Section 6.7;”

P.                                     Section 6.7  Investments of the Credit Agreement is hereby amended by amending  and restating clause (o) therein as follows:

“(o)                           Intentionally omitted; and”

Q.                                   Section 6.7  Investments of the Credit Agreement is hereby amended by amending and restating clause (p) therein in its entirety as follows:

“(p)                           on or after the Second Amendment Effective Date, in addition to Investments otherwise expressly permitted by this Section 6.7, Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed $800,000 during the remaining term of this Agreement.”

R.                                    Article 6 Negative Covenants of the Credit Agreement is hereby amended by inserting immediately after Section 6.17 therein new Section 6.18 as follows:

“6.18.               Capital Expenditures.  Permit Consolidated Capital Expenditures to exceed (a) $7,000,000 for the 2013 fiscal year and (b) $8,000,000 per annum for each fiscal year thereafter; provided, that (i) up to 100% of such amount referred to in the preceding clauses (a) and (b), if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (ii) Capital Expenditures made pursuant to this Section 6.18 during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year and second, in respect of amounts carried over from the prior fiscal year as provided above.”

1.5                               Amendments to Section 7:  Events of Default.

A.                                    Article 7 Events of Default of the Credit Agreement is hereby amended by amending and restating clause (c) therein as follows:

“(c)                            any Loan Party shall default in the observance or performance of any agreement contained in Section 5.1(a) (solely in connection to the audited financial statements for the 2012 fiscal year of the Borrower), Section 5.1(b) (solely in connection with the first and second quarter financial statements for the 2013 fiscal year of the Borrower),  clause (i) or (ii) of Section 5.4(a), Section 5.7(a), Section 5.13 or Article 6 of this Agreement or Sections 5.5 and 5.7(b) of the Guarantee and Collateral Agreement; or”

B.                                    Article 7 Events of Default of the Credit Agreement is hereby amended by inserting immediately after clause (m) therein new clauses (n) and (o) as follows:

“(n)                           the breach of any Warrant or any Warrant shall cease, for any reason, to be in full force and effect, or any Loan Party shall so assert; or

(o)                                 the DIRECTV/DirectSat Contract shall be amended, modified or waived in any manner materially adverse to the Administrative Agent or the Lenders or the Term Debt Priority Collateral, or the DIRECTV/DirectSat Contract shall be terminated or shall be the subject of a notice of termination (other than the notice of termination dated May

9, 2013 and the DIRECTV Letter as in effect on July [    ], 2013 or any modification thereof extending the date of termination) that is not withdrawn within 90 days;”

1.6                               Amendments to Schedules.

A.                                    Schedule 6.2(d) Existing Indebtedness.  The Credit Agreement is hereby amended by deleting in its entirety the existing Schedule 6.2(d) thereto and replacing it with   Schedule 6.2(d) to this Amendment describing all Indebtedness of the Borrower and its subsidiaries outstanding on the Second Amendment Effective Date.

B.                                    Schedule 6.3(f) Existing Lines.  The Credit Agreement is hereby amended by deleting in its entirety the existing Schedule 6.3(f) thereto and replacing it with Schedule 6.3(f) to this Amendment describing all Liens of the Borrower and its subsidiaries existing on the Second Amendment Effective Date.

C.                                    Schedule 6.7(m) Existing Investments.  The Credit Agreement is hereby amended by deleting in its entirety the existing Schedule 6.7(m) thereto and replacing it with Schedule 6.7(m) to this Amendment describing all Investments of the Borrower and its subsidiaries existing on the Second Amendment Effective Date.

Section 2.                                          LIMITED WAIVER

A.                                    Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower and the other Loan Parties herein contained, the Lenders party hereto hereby (i) waive compliance with each of the Sections of the Credit Agreement listed under the Known Defaults (as further described on Annex A hereto and incorporated by reference) to the extent, and only to the extent, necessary to waive compliance under the Credit Agreement with the described requirements thereof resulting from the Borrower’s failure to furnish audited financials for the fiscal year ended December 31, 2012 or from those events described in the Borrower’s 8-K filing on April 12, 2013, and (ii) waive (A) each of the Defaults and Events of Default under Article 7 the Credit Agreement listed under the Known Defaults (as further described on Annex A hereto and incorporated by reference) resulting from the failure to comply with such Sections under the Credit Agreement as described in clause (i) hereof and (B) the Event of Default under Section 7(a) arising from the failure of the Borrower to make the interest payment due on May 29, 2013 and where such interest payment was made on June 7, 2013 instead (collectively, the “Waiver”).

B.                                    Without limiting the generality of the provisions of Section 9.1 of the Credit Agreement, the Waiver shall be limited precisely as written and relates solely to the noncompliance by the Borrower prior to the Second Amendment Effective Date with the provisions of the Credit Agreement listed under the Known Defaults and the waiver of the Defaults and the Event of Defaults in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

(i)                                     constitute a waiver of (A) compliance by the Borrower or any other Loan Party with respect to (1) any such Sections of the Credit Agreement in any other instance except as listed and specifically described under the Known Defaults, or (2) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein and (B) any other Defaults or Events of Default that have occurred or may occur in any other instance; or

(ii)                                  prejudice any right or remedy that the Administrative or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

C.                                    Except as expressly set forth in the Waiver, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 3.                                          CONDITIONS TO EFFECTIVENESS FOR AMENDMENT AND WAIVER

Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

A.                                    Second Amendment.  Each Loan Party, the Lenders (constituting Required Lenders) and the Administrative Agent shall execute and deliver this Amendment.

B.                                    Corporate Documents.  Each Loan Party shall deliver to the Administrative Agent the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

(i)                                     A good standing certificate from the Secretary of State or equivalent of such Loan Party’s state of jurisdiction, dated a recent date prior to the Second Amendment Effective Date; and

(ii)                                  An officer’s certificate from such Loan Party, dated as of the Second Amendment Effective Date, (a) certifying there have been no changes in its organizational documents since the prior delivery to the Administrative Agent (or attaching updated organizational documents, if necessary), (b) certifying the incumbency certificates previously delivered to the Administrative Agent have not been amended (or attaching updated incumbency certificates, if necessary), (c) attaching resolutions, approving and authorizing the execution, delivery, and performance of this Amendment and the Warrants (defined below), which resolutions are in full force and effect without modification or amendment and (d) certifying that all of the representations and warranties contained in this Amendment are true, correct and complete in all material respects as of the Second Amendment Effective Date.

C.                                    Warrants.  On or prior to the Second Amendment Effective Date, warrants, each substantially in the form of Exhibit I hereto (collectively, the “Warrants”) exercisable for 19.99% of the Borrower’s common stock, in the aggregate (based on the number of shares outstanding immediately prior to such issuance and not including the shares issuable upon exercise of any such Warrants), shall have been issued to the Lenders on a pro rata basis in accordance with the outstanding Loans held by each Lender.

D.                                    Collateral and Related Documents. All necessary Security Documents, required updates in connection with the Collateral and related documents in order for the Administrative Agent to have perfected Liens in the Collateral and any actions in connection with the assignment of the agency from FBR to Cerberus Business Finance, LLC not previously found acceptable by the Administrative Agent and its counsel shall be satisfactory in form and substance to the Administrative Agent and such counsel, and the Administrative Agent and such counsel shall have received all such duly executed Security Documents and related documents from the Loan Parties and the Loan Parties shall have performed all such actions, in each case, as the Administrative Agent may reasonably request.

E.                                    ABL Documents.  The Administrative Agent and the Lenders shall have received (i) copies of the final duly executed documentation with respect to the refinancing of the ABL Credit Agreement (along with all exhibits and schedules and related documents entered into in connection therewith) with Apollo Investment Corporation and (ii) written confirmation by the Borrower, satisfactory to the Administrative Agent and the Lenders, that the $30,000,000 in additional availability under the ABL Credit Agreement shall be available to the Borrower as of the Second Amendment Effective Date.

F.                                     DIRECTV, LLC..  The Administrative Agent and the Lenders shall be reasonably satisfied as to the status of the Borrower’s and the other Loan Parties’ business relationship with DIRECTV, LLC and its affiliates.

G.                                   Management Team.  The Administrative Agent and the Lenders shall be reasonably satisfied that the Borrower’s management team has been appropriately incentivized.

H.                                   Legal Opinion.  The Lenders shall have received copies of the favorable written opinions of Morgan, Lewis & Bockius LLP and local counsel, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, dated as of the Second Amendment Effective Date, on behalf of the Loan Parties, with respect to (i) the due authorization of this Amendment, (ii) the enforceability of  this Amendment and the Amended Credit Agreement (as hereinafter defined), and (iii) as to such other matters as the Lenders or the Administrative Agent may reasonably request.

I.                                        Waiver and Amendment Fee.  On the Second Amendment Effective Date, a waiver and amendment fee (the “Amendment Fee”) equal to 1.50% of the principal amount of the outstanding Loans held by each consenting Lender shall be capitalized and paid-in-kind by being added to the outstanding principal amount of the Loans held by each such Lender. The Amendment Fee shall be fully earned on the Second Amendment Effective Date.

J.                                      Costs and Expenses; Legal Fees.  In connection with the transactions contemplated hereby, the Borrower shall have reimbursed the Administrative Agent for all reasonable out-of-pocket costs and expenses and shall have paid the legal fees and expenses of (i) Klee, Tuchin, Bogdanoff & Stern LLP and (ii) Bracewell & Giuliani LLP.

Section 4.                                          REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party represents and warrants to the Lenders that the following statements are true, correct and complete:

A.                                    Corporate Power and Authority.  Such Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).

B.                                    Authorization of Agreements.  The execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate action on the part of such Loan Party.

C.                                    No Conflict.  The execution and delivery by such Loan Party of this Amendment and the performance by such Loan Party of this Amendment and of the Amended Credit Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Loan Party, its organizational documents or any order, judgment or decree of any court or other agency of government binding on such Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any ABL Documents or any other material contract of such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Loan Party (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under the ABL Documents or any other material contract of such Loan Party, except as have been obtained.

D.                                    Governmental Consents.  The execution and delivery by such Loan Party of this Amendment and the performance by such Loan Party of the Amendment and the Amended Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except as have been obtained.

E.                                    Binding Obligation.  This Amendment has been duly executed and delivered by such Loan Party and this Amendment and the Amended Credit Agreement are the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F.                                     Incorporation of Representations and Warranties from Credit Agreement.  The representations and warranties contained in Section 3 of the Credit Agreement (other than in

Section 3.2 thereof) are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.                                   Absence of Default.  After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default. Furthermore, the delivery of the audited financial statements for the 2012 fiscal year of the Borrower, as qualified, as provided in Section 5.1(a) of the Amended Credit Agreement, will not result in a default or event of default under any ABL Document or any other material contract of any Loan Party.

Section 5.                                          MISCELLANEOUS

A.                                    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)                                     On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(ii)                                  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)                               The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B.                                    Fees and Expenses.  Borrower acknowledges that all costs, fees and expenses as described in subsection 9.5 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

C.                                    Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.                                    Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL

LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  In addition to and without limitation of any of the foregoing, this Amendment shall be deemed to be a Loan Document and shall otherwise be subject to all of the terms and conditions contained in Section 9.12 of the Credit Agreement, mutatis mutandi.

E.                                    Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

Section 6.                                          ACKNOWLEDGEMENT AND CONSENT

Each Subsidiary Guarantor and each Subsidiary of the Borrower that is a party to a Loan Document and listed on the signatures pages hereof (each, a “Credit Support Party” and collectively, the “Credit Support Parties”) has read this Amendment and consents to the terms hereof and hereby acknowledges and agrees that the Guarantee and Collateral Agreement and any other Security Document (each, a “Credit Support Document”) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by equitable principles relating to enforceability, and shall not be impaired or limited by the execution or effectiveness of this Amendment.  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the waivers and amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 7.                                          RELEASE

Each Loan Party on behalf of itself and any Person claiming by, through, or under such Loan Party acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever (“Claims”) against all or any of the Administrative Agent, the Lenders or any of the Administrative Agent’s or the Lenders’ directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns

(the Administrative Agent, the Lenders and their directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns are jointly and severally referred to as the “Lender Group”), that directly or indirectly arise out of or are based upon or in any manner connected with any Prior Event (as defined below), and each Loan Party hereby releases the Lender Group from any liability whatsoever should any Claims nonetheless exist.  As used herein the term “Prior Event” means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Amendment, the transactions referred to herein, the Credit Agreement and any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

UNITEK GLOBAL SERVICES, INC.

UNITEK ACQUISITION, INC.

	By:	/s/ Andrew J. Herning
	Name:	Andrew J. Herning
	Title:	Chief Financial Officer

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

CREDIT SUPPORT PARTIES:

PINNACLE WIRELESS USA, INC.

By:	/s/ Andrew J. Herning
Name:	Andrew J. Herning
Title:	Treasurer

UNITEK USA, LLC

By:	/s/ Andrew J. Herning
Name:	Andrew J. Herning
Title:	Treasurer

ADVANCED COMMUNICATIONS USA, INC.

By:	/s/ Andrew J. Herning
Name:	Andrew J. Herning
Title:	Treasurer

DIRECTSAT USA, LLC

By:	/s/ Andrew J. Herning
Name:	Andrew J. Herning
Title:	Treasurer

FTS USA, LLC

By:	/s/ Andrew J. Herning
Name:	Andrew J. Herning
Title:	Treasurer

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

ADMINISTRATIVE AGENT:	CERBERUS BUSINESS FINANCE, LLC

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Vice Chairman

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

LENDER:	CERBERUS ASRS FUNDING LLC

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Vice President

CERBERUS AUS LEVERED LP
By: CAL I GP LLC, its General Partner

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Vice President

CERBERUS OFFSHORE LEVERED II LP
By: CAL II GP Inc.
Its: General Partner

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Vice President

CERBERUS ONSHORE LEVERED II LLC

	By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Vice President

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

LENDER:	CETUS CAPITAL II, LLC

	By:	/s/ Richard Maybaum
	Name:	Richard Maybaum
	Title:	Managing Director

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

LENDER:	LITTLEJOHN OPPORTUNITIES MASTER FUND LP-

	By:	/s/ Richard Maybaum
	Name:	Richard Maybaum
	Title:	Managing Director

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

LENDER:	SG DISTRESSED FUND LP

	By:	/s/ Richard Maybaum
	Name:	Richard Maybaum
	Title:	Managing Director

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

LENDER:

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 Ltd.

Halcyon Structured Asset Management CLO I Ltd.

Halcyon Loan Investors CLO I Ltd.

Halcyon Loan Investors CLO II Ltd.

Halcyon Loan Advisors Funding 2012-1 Ltd

Halcyon Loan Advisors Funding 2013-1 Ltd

Bacchus (U.S.) 2006-1 Ltd.

SC PRO Loan II Limited

Swiss Capital PRO Loan III Plc

Swiss Capital PRO Loan V Plc

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

LENDER:	MAIN STREET CAPITAL CORPORATION

	By:	/s/ Nick Meserve
	Name:	Nick Meserve
	Title:	Managing Director

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

LENDER:	New Mountain Finance Holdings, L.L.C.

	By:	/s/ John R. Kline
	Name:	John R. Kline
	Title:	EVP and COO

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

LENDER:	PennantPark Floating Rate Capital Ltd.

	By:	/s/ Arthur H. Penn
	Name:	Arthur H. Penn
	Title:	CEO

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

LENDER:	T2 Income Fund CLO I Ltd.
As Lender

By: T2 Advisers, LLC
As Collateral Manager

	By:	/s/ Saul Rosenthal
	Name:	Saul Rosenthal
	Title:	President

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

LENDER:	TICC CLO 2012-1 LLC
As Lender

By: TICC Capital Corp.
As Collateral Manager

	By:	/s/ Saul Rosenthal
	Name:	Saul Rosenthal
	Title:	President

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

LENDER:	TICC CLO LLC
As Lender

By: TICC Capital Corp.
As Collateral Manager

	By:	/s/ Saul Rosenthal
	Name:	Saul Rosenthal
	Title:	President

[Signature Page to Second Amendment and Limited Waiver to Credit Agreement]

ANNEX A

Known Defaults

Each of the Events of Default and potential Events of Default that are listed on this Annex A shall be deemed “Known Defaults” only to the extent they have arisen or may arise (i) as a result of the Borrower’s failure to furnish audited financials for the fiscal year ended December 31, 2012, (ii) from those events described in Borrower’s 8-K filing on April 12, 2013 and (iii) as a result of the Borrower’s failure to make the interest payment due on May 29, 2013.

1.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.1(a) for the fiscal year ended December 31, 2012.

2.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.2(b) for the fiscal year ended December 31, 2012.

3.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.2(c) for the fiscal year commencing January 1, 2013.

4.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.2(d) for the fiscal year ended December 31, 2012 and for the first and second quarter of fiscal year 2013.

5.                                      An Event of Default under Section 7(e) due to the existence of an Event of Default under the ABL Credit Agreement relating to the Known Defaults.

6.                                      Potential Event(s) of Default under Section 7(a) due to the Borrower’s failure to make an Excess Cash Flow Payment, as required by Section 2.6(c) (Mandatory Prepayments).

7.                                      Event(s) of Default under Section 7(b) due to the Borrower’s breach of Section 3.18 (Accuracy of Information) and Section 7(b) with respect to (i) the financial statements delivered pursuant to Section 5.1(b) for the second quarter of fiscal year 2011,(ii) the financial statements delivered pursuant to Section 5.1(b) for the third quarter of fiscal year 2011, (iii) the financial statements delivered pursuant to Section 5.1(a) for the fiscal year 2011, (iv) the financial statements delivered pursuant to Section 5.1(b) for the first quarter of fiscal year 2012, (v) the financial statements delivered pursuant to Section 5.1(b) for the second quarter of fiscal year 2012, (vi) the financial statements delivered pursuant to Section 5.1(b) for the third quarter of fiscal year 2012, (vii) the financial statements delivered pursuant to Section 5.1(a) for the fiscal year 2012 and (viii) the financial statements delivered pursuant to Section 5.1(b) for the first quarter of fiscal year 2013.

8.                                      Event(s) of Default under Section 7(c) due to the Borrower’s failure to promptly give notice to the Agent of any Known Default in accordance with Section 5.7(a) (Notices).

9.                                      Potential Event(s) of Default under Section 7(c) due to the Borrower’s failure to comply with Section 6.1 for (i) the second fiscal quarter of fiscal year 2011, (ii) the third fiscal quarter of fiscal year 2011, (iii) the fiscal year ended December 31, 2011, (iv) the first fiscal quarter of fiscal year 2012, (v) the second fiscal quarter of fiscal year 2012, (vi) the third fiscal quarter of fiscal year 2012, (vii) the fiscal year ended December 31, 2012, (viii) the first fiscal quarter of fiscal year 2013 and (ix) the second fiscal quarter of fiscal year 2013, in each case to the extent relating to the restatement of the Borrower’s financial statements in connection with Pinnacle Wireless USA, Inc.

10.                               An Event of Default under Section 7(a) due to the Borrower’s failure to make a required interest payment on May 29, 2013, as required by Section 2.9(d). The interest payment due on May 29, 2012 was made by the Borrower on June 7, 2013.